Supplement to the

Fidelity® Intermediate Bond Fund (FTHRX), Fidelity Investment Grade Bond Fund (FBNDX),
Fidelity Mortgage Securities Fund (FMSFX), Fidelity Short-Term Bond Fund (FSHBX), and
Fidelity Total Bond Fund (FTBFX)

Fidelity Investment Grade Bond Fund is a Class of shares of Fidelity Investment Grade Bond Fund;
Fidelity Mortgage Securities Fund is a Class of shares of Fidelity Advisor® Mortgage Securities Fund;
Fidelity Short-Term Bond Fund is a Class of shares of Fidelity Short-Term Bond Fund; and
Fidelity Total Bond Fund is a Class of shares of Fidelity Total Bond Fund

Funds of Fidelity Salem Street Trust, Fidelity Advisor Series II, and Fidelity Income Fund

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2013

The following information supplements similar information found in the "Management Contracts"section beginning on page 46.

The following table provides information relating to other accounts managed by Ms. Foley as of November 30, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	21
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 12,894	$ 1,680	$ 26,151
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Intermediate Bond Fund ($3,380 (in millions) assets managed).

As of November 30, 2013, the dollar range of shares of Fidelity Intermediate Bond Fund beneficially owned by Ms. Foley was $100,001 - $500,000.

RCOM8B-13-01  December 31, 2013
1.872064.110